Exhibit 10.65

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

This Subscription Agreement is made by and between ViewCast.com, Inc. dba ViewCast Corporation, a Delaware corporation (“Corporation”), and John J. Scamardella (“Undersigned”), with respect to Units of the Corporation, with each Unit consisting of one share (each, a “Share” and collectively, the “Shares”) of common stock (the “Common Stock”) and one warrant to purchase one share of Common Stock (each, a “Warrant” and collectively, the “Warrants”) of the Corporation, subject to the rights, powers, preferences, qualifications, limitations and restrictions of which are set forth in the Form of Warrant attached hereto as Exhibit A.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1. Subscription. The Undersigned applies to purchase the Units with the Shares being purchased at a value per share based on the weighted average closing price of the Common Stock for the five (5) trading days immediately prior to the date this Subscription Agreement is executed which is $0.1125707 (the “Stock Value”) and with the Warrants having an exercise price per share of 110% of the Stock Value which is $0.1238278 . The number of shares of Common Stock issued will be the next higher whole number of shares determined by dividing the Subscription Amount by the Stock Value. Unless and until rejected by the Corporation, this Subscription Agreement is binding upon the Undersigned. The Corporation may reject such subscription for any reason. The Corporation need not specify a reason for its rejection of any Subscription Agreement.

2. General Representations. The Undersigned represents and warrants as follows:

A. The Undersigned is purchasing the Units without having been furnished any offering literature; has received all documents, records and books pertaining to investment in the Corporation requested by and deemed sufficient by him to make an investment in the Corporation; and has been furnished with or has acquired copies of all reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) prior to the date of this Subscription Agreement and copies of all press releases issued by the Corporation prior to the date of this Subscription Agreement;

B. The Undersigned understands that he is purchasing the Units without being furnished any offering materials and that such purchase has not been scrutinized by the U.S. Securities and Exchange Commission (the “Commission”) or any state securities regulatory body;

C. The Undersigned understands that neither the Shares, the Warrants nor the shares of Common Stock of the Corporation underlying the Warrants (the “Warrant Shares”) have been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor any state securities law and he has no right to require registration of the Shares, the Warrants or the Warrant Shares under the 1933 Act or any state securities law;

D. The Undersigned understands that the Units are being purchased for his own account for investment purposes, not for the interest of any other person, and not for resale to others;

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

E. The Undersigned is an accredited investor as defined in Regulation D, Rule 501(a) (17 C.F.R.230.501(a)), by reason of one of the following:

(a)	he is a director or executive officer of the Corporation;

(b)	his net worth (including that of his spouse) exceeds $1,000,000 (“net worth” means the excess of total assets over total liabilities and for the purposes of determining “net worth,” the value of an individual’s primary residence and any amount of indebtedness secured by the primary residence up to the fair market value thereof should be excluded, and indebtedness secured by the primary residence in excess of the value of the home should be considered a liability);

(c)	he had income in excess of $200,000 for each of 2009 and 2010 or income (including that of his spouse) in excess of $300,000 in each of those years and reasonably expects to reach the same level in 2011;

(d)	the Undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the purpose of acquiring the Shares, with total assets in excess of $5,000,000;

(e)	the Undersigned is a trust, with total assets in excess of $5,000,000, not formed for the purpose of acquiring the Units, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(f)	the Undersigned is an entity in which all of the equity owners are accredited investors.

F. The Undersigned is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of his investments, including an investment in the Corporation, and to make an informed decision relating thereto and to protect his own interests in connection with the purchase of the Units;

G. The Undersigned, in making the decision to subscribe for the Units, has relied upon an independent investigation made by him and, prior to entering into this Subscription Agreement, has been given access and the opportunity to ask questions of and to receive answers from officers of the Corporation concerning the terms and conditions of subscribing for the Units and has received complete and satisfactory answers to such inquiries;

H. Based upon the Undersigned’s independent investigation, the Undersigned has made his own independent determination to subscribe for the Units;

I. The Undersigned is, in relation to his total investment status and net worth, making only a reasonable commitment to the Corporation and is able to bear the economic risk of the investment, including the possible loss of his entire investment;

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

J. The Undersigned is making an investment in the Corporation without the expectation or desire for a resale or distribution with respect thereto;

K. The Undersigned has no need for liquidity with respect to the Undersigned’s investment in the Corporation;

L. The Undersigned recognizes that an investment in the Shares involves special risks, including, but not limited to, those set forth in all of the Corporation’s reports filed pursuant to the 1934 Act filed with the Commission prior to the date of this Subscription Agreement;

M. The Undersigned is aware of the restrictions on transfer of the Shares, the Warrant and the Warrant Shares imposed by the 1933 Act and applicable state securities laws and hereby consents to the placement of the following restrictive legends on the certificates representing the Shares, the agreement representing the Warrant and the certificates representing the Warrant Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE] [THE WARRANT AND SECURITIES ISSUABLE UPON THE EXERCISE HEREOF] HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENT OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

N. The Undersigned further understands that the certificates representing Shares and the Warrant Shares and the agreement representing the Warrant held by officers, directors, or other affiliates of the Corporation may contain additional restrictive legends required by law;

O. The Undersigned acknowledges that he is not subscribing for the Units as a result of or pursuant to any of the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media outlet or broadcast over television or radio; or (ii) any seminar or meeting whose attendees, including the Undersigned, had been invited as a result of, or pursuant to, any of the foregoing;

P. The Undersigned understands that all information which the Undersigned has provided to the Corporation concerning himself and his financial position, and his knowledge of financial and business matters is correct and complete as of the date set forth herein and, if there should be any material change in such information prior to the Undersigned having paid his subscription in full, that the Undersigned must immediately provide the Corporation with such information; and

Q. The Undersigned acknowledges that he has been provided by the Corporation material non-public information regarding the Corporation which he must maintain in confidence pursuant to the terms of the [name of Confidentiality Agreement and date of it], and the Undersigned acknowledges that the U.S. securities laws prohibit him from trading in ViewCast’s common stock while he is in possession of material non-public information or from communicating to another person the material non-public information under circumstances where it is reasonably foreseeable that such person is likely to trade ViewCast’s common stock.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

3. Subscription Amount. The Undersigned hereby subscribes for Units of ViewCast.com, Inc., a Delaware corporation, for the total price of $100,000.00 (“Subscription Amount”), tenders on the date of this Subscription Agreement a check, money order or wire transfer in the sum of at least $100,000.00, payable to ViewCast.com, Inc. (the “Initial Closing”) with the remainder of the Subscription Amount to be paid by the Undersigned by check, money order or wire transfer on or before January 31, 2012 (the “Second Closing”). At the Second Closing, the Undersigned shall be deemed to have reconfirmed the representations set forth in Section 2 hereof as of the date of the Second Closing. The Shares and Warrants purchased at the Initial Closing will be issued as of the date of this Subscription Agreement. The Shares and Warrants purchased at the Second Closing will be issued as of the date of the Second Closing. The number of Shares issued will be the next higher whole number of shares determined by dividing Subscription Amount by the Stock Value. The Warrants will be exercisable into the number of Warrant Shares that is equal to the number of Shares.

4. Binding Effect and Irrevocability. The Undersigned understands that this Subscription Agreement is not binding on the Corporation unless and until it is accepted by the Corporation as evidenced by the counter-execution below.

5. Indemnification. The Undersigned understands the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement and agrees to indemnify and hold harmless the Corporation and the organizers, incorporators, directors and executive officers of the Corporation from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Undersigned contained in this Subscription Agreement.

6. Notices. All notices and other communications required or permitted under this Subscription Agreement shall be in writing, and shall be deemed to have been given if delivered personally, or mailed, postage prepaid, by first class mail, to the parties at the addresses set forth in this Subscription Agreement or such other address as a party may specify to the other by notice.

7. Succession and Assignment. This Subscription Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, heirs, legatees, devisees, assigns, legal representatives, and successors of the parties hereto, and may not be assigned or transferred by either party without the consent of the other party.

8. Amendments and Waivers. This Subscription Agreement may be amended or modified only by an instrument signed by the parties hereto. A waiver of any provision of this Subscription Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

9. Governing Law. This Subscription Agreement shall be enforced, governed and construed in accordance with the laws of the State of Delaware.

*****

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

EXECUTED AND SUBMITTED BY THE UNDERSIGNED:

Date: December 27, 2011

/s/ John J. Scamardella	/

Signature of Subscriber		Signature of Subscriber’s Spouse (if applicable)

John J. Scamardella	/

(Type or print name of Subscriber as it appears above		Type or print name of Subscriber’s Spouse as it appears above)

XX-XX-XXXX	/
Federal Tax Identification No. of Subscriber		Federal Tax Identification No. of Subscriber’s Spouse

105 Woodvale Loop
Street Address

Staten Island	NY	10309
City	State	Zip

**IMPORTANT**	Please print below exactly how you want your name(s) listed on your securities certificate:

John Scamardella

ACCEPTED BY

ViewCast.com, Inc., a Delaware corporation

by:	/s/ Laurie L. Latham
Laurie L. Latham, Senior Vice President and Chief Financial Officer

Date:	December 27, 2011

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

EXHIBIT A

FORM OF WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

of VIEWCAST.COM, INC.

Void after December 31, 2014

This Warrant is issued to                      (“Holder”) by ViewCast.com, Inc., a Delaware corporation (the “Company”), on December     , 2011 (the “Warrant Issue Date”). This Warrant is issued pursuant to the terms of that certain Subscription Agreement for Units Consisting of Shares of Common Stock and Warrants for Shares of Common Stock dated December     , 2011, by and between the Company and the Holder (the “Subscription Agreement”).

1. Purchase Shares. Subject to the terms and conditions hereinafter set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to                      (            ) fully paid and nonassessable shares of Common Stock, par value $0.0001, of the Company, as constituted on the Warrant Issue Date (the “Common Stock”). The number of shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall be subject to adjustment pursuant to Section 9 hereof.

2. Exercise Price. The purchase price for the Shares shall be $         per share which is 110% of the Stock Value as defined in the Subscription Agreement, as adjusted from time to time pursuant to Section 9 hereof (the “Exercise Price”).

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

3. Exercise Period. This Warrant shall be exercisable commencing on the Warrant Issue Date and shall expire and be of no further force or effect at 4:30 pm (Dallas time) on December 31, 2014 (the “Expiration Date”).

4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal office; and

(b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased by certified check or bank draft.

5. Accredited Investor. As also indicated in the Subscription Agreement, on the date hereof, the Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Immediately prior to any exercise of the Warrant pursuant to Section 4, the Holder shall provide the Company with a representation that it is still an “accredited investor” as defined in Rule 501(a) under the Securities Act.

6. Investment Representation. Unless the Shares are issued to the Holder in a transaction registered under applicable federal and state securities laws, by its execution hereof, the Holder represents and warrants to the Company that all Shares which may be purchased hereunder will be acquired by the Holder for investment purposes for its own account and not with any present intent for resale or distribution in violation of federal or state securities laws. Unless the Shares are issued to the Holder in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Shares shall bear the appropriate restrictive investment legend (such legend to be in substantially the same form as set forth in the Subscription Agreement) and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Holder obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

7. Certificates for Shares. Upon the exercise of the purchase rights evidenced by Section 4 of this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the Notice of Election.

8. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant under Section 4, will be duly and validly issued, fully paid and nonassessable.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

9. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend or distribution with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend or distribution, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted under this Section 9(a)) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend or distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 9(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

(d) Discretionary Reduction in Exercise Price. The Company may at any time or from time to time reduce the Exercise Price of the Warrant.

(e) Notice of Adjustment. Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Shares or other securities subject to the unexercised Warrant resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(f) Other Notices. In case at any time prior to the Expiration Date:

(i)	the Company shall declare any dividend or distribution upon its shares of Common Stock payable in shares;

(ii)	the Company shall offer for subscription pro rata to the holders of its shares of Common Stock any additional shares of any class or other rights;

(iii)	there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation, amalgamation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary dissolution, liquidation or winding-up of the Company,

then, in any one or more of such cases, the Company shall give to the Holder (A) at least 10 days’ prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of shares of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

(g) Shares to be Reserved. The Company will at all times keep available, and reserve out of its authorized shares of Common Stock, solely for the purpose of issue upon the exercise of the Warrant, such number of Shares as shall then be issuable upon the exercise of the Warrant. The Company will take all such actions as are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

11. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 11 shall limit the right of the Holder to be provided the Notices required under this Warrant. Notwithstanding the foregoing, the Holder shall be deemed a stockholder and shall be entitled to all of the rights of a stockholder with respect to the Shares immediately upon satisfying all of Section 4.

12. Participation in Rights Distribution. If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired, the Company shall issue to all holders of its Common Stock rights (the “Rights”) entitling the holders thereof to purchase any shares of capital stock, the Company also shall issue to the Holder identical Rights, with such number of Rights to be issued to the Holder being based on the number of shares of Common Stock which Holder would then be entitled to receive if this Warrant had been exercised in full immediately prior to the issuance of the Rights. Prior to issuing the Rights, the Company shall provide notice to the Holder as set forth in Section 9(f). In connection with issuing the Rights, the Company will take all necessary corporate action to at all times keep available and reserve out of its authorized shares of Common Stock the number of shares of Common Stock issuable upon exercise of the Rights.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

13. Transfers of Warrant. The Holder of the Warrants may transfer this Warrant without restriction to an Affiliate (as defined in Rule 405 promulgated pursuant to the Securities Act of 1933, as amended) of the Holder and in compliance with all applicable federal and state securities laws. In order for a transferee of this Warrant to receive any of the benefits of such Warrant, the Company must have received notice of such transfer, pursuant to Section 17 hereof, in the form of assignment attached hereto.

14. Replacement. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or, in the case of mutilation, upon surrender of this Warrant, the Company will issue to the Holder a replacement warrant (containing the same terms and conditions as this Warrant).

15. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns as set forth in Section 13.

16. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

17. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one business day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

18. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

19. Governing Law. This Warrant shall be governed by the laws of the State of Delaware.

ViewCast Corporation

SUBSCRIPTION AGREEMENT

FOR UNITS CONSISTING OF SHARES OF COMMON STOCK

AND WARRANTS FOR SHARES OF COMMON STOCK

IN WITNESS WHEREOF, ViewCast.com, Inc. caused this Warrant to be executed by an officer thereunto duly authorized.

VIEWCAST.COM, INC.

By:
Laurie L. Latham
Senior Vice President and Chief Financial Officer

Agreed to and Acknowledged by:

By:
Name:
Title: